UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 19, 2009

JPMORGAN CHASE & CO.
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	No. 001-05805 (Commission File Number)	No. 13-2624428 (IRS Employer Identification No.)
270 Park Avenue, New York, New York (Address of Principal Executive Offices)	10017 (Zip Code)

Registrant's telephone number, including area code: (212) 270-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

□ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

Registrant held its Annual Meeting of Shareholders on Tuesday, May 19, 2009. A total of 3,189,240,759 shares were represented in person or by proxy, or 84.87% of the total shares outstanding. The results of shareholder voting on the 10 proposals presented were as follows:

MANAGEMENT PROPOSALS:

Proposal 1 - Shareholders elected the 11 director nominees named in the Proxy Statement:

Name	For	Against	Abstain
Crandall C. Bowles	3,139,701,655	38,269,912	11,269,090
Stephen B. Burke	3,034,407,342	144,437,910	10,386,582
David M. Cote	3,146,223,627	32,013,254	11,001,676
James S. Crown	3,130,367,536	47,931,606	10,941,116
James Dimon	3,119,523,267	60,598,294	9,119,196
Ellen V. Futter	2,968,287,551	209,901,123	11,052,082
William H. Gray, III	3,089,022,819	88,378,803	11,839,137
Laban P. Jackson, Jr.	3,126,342,018	51,601,553	11,295,290
David C. Novak	2,946,320,609	232,501,577	10,416,172
Lee R. Raymond	3,117,683,593	61,193,044	10,291,720
William C. Weldon	3,033,064,129	145,470,458	10,693,042
There were no broker non-votes.
Proposal 2 - Shareholders ratified the appointment of PricewaterhouseCoopers LLP as Registrant's independent registered public accounting firm for 2009:
For	Against	Abstain
3,136,238,342	46,273,797	6,716,395
98.34%	1.45%	0.21%
There were no broker non-votes.

Proposal 3 - Shareholders approved the Advisory Vote on Executive Compensation:
For	Against	Abstain
3,079,184,869	89,803,157	20,239,307
96.55%	2.82%	0.63%
There were no broker non-votes.

SHAREHOLDER PROPOSALS:

Proposal 4 - Shareholders did not approve the proposal on Governmental Service Report:
For	Against	Abstain
102,339,474	2,333,149,271	308,999,354
3.73%	85.01%	11.26%
There were 444,752,660 broker non-votes.

Proposal 5 - Shareholders did not approve the proposal on Cumulative Voting:
For	Against	Abstain
900,649,675	1,828,189,030	15,618,895
32.82%	66.61%	0.57%
There were 444,783,159 broker non-votes.

Proposal 6 - Shareholders did not approve the proposal on Special Shareowner Meetings:
For	Against	Abstain
1,327,797,823	1,397,119,670	19,659,882
48.38%	50.90%	0.72%
There were 444,663,384 broker non-votes.

Proposal 7 - Shareholders did not approve the proposal on Credit Card Lending Practices:
For	Against	Abstain
208,908,753	2,269,532,929	266,133,021
7.61%	82.69%	9.70%
There were 444,666,056 broker non-votes.

Proposal 8 - Shareholders did not approve the proposal on Changes to KEPP:
For	Against	Abstain
803,607,570	1,912,878,103	28,089,749
29.28%	69.70%	1.02%
There were 444,665,337 broker non-votes.

Proposal 9 - Shareholders did not approve the proposal on Share Retention:
For	Against	Abstain
768,196,715	1,944,012,968	32,362,251
27.99%	70.83%	1.18%
There were 444,668,825 broker non-votes.

Proposal 10 - Shareholders did not approve the proposal on Carbon Principles Report:
For	Against	Abstain
67,451,876	2,196,796,367	480,333,020
2.46%	80.04%	17.50%
There were 444,659,496 broker non-votes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JPMORGAN CHASE & CO.
By:	/s/ Anthony J. Horan
Name: Title:	Anthony J. Horan Corporate Secretary

Date: May 20, 2009